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                                                                    EXHIBIT 10.5


                  FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT


     This First Amendment is made this 19th day of June, 1997, by and between Master Graphics, Inc., a Delaware corporation ("Buyer"), and Walter P. McMullen ("Seller").


     WHEREAS, the parties entered into a Stock Purchase Agreement dated June 4, 1997 (the "Agreement"), and wish to now amend the Agreement;


     NOW, THEREFORE, the parties hereto agree as follows:


     1.   Sections 9(a)(iii) and 9(a)(iv). The June 15th date referred to in
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Sections 9(a)(iii) and 9(a)(iv) of the Agreement shall be changed to June 23rd.

     2.   Section 1. Section 1 shall be amended by adding the following
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definition:

          "Senior Debt" means the credit facilities provided at the Closing by
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     General Electric Capital Corporation, First American National Bank, and
     Sirrom Capital Corporation.

     3.   Section 6(e)(ix). Section 6(e)(ix) shall be amended by adding the
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following sentence at the end:

     Notwithstanding the foregoing, the Buyer is expressly permitted to guarantee the Senior Debt.

     4.   Section 6(e)(xi)(B). Section 6(e)(ix) shall be amended by adding the
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following sentence at the end:

     Notwithstanding the foregoing, the Buyer is expressly permitted to purchase any warrants acquired by Sirrom Capital Corporation at the Closing put back to the Buyer by Sirrom Capital Corporation five years after the Closing.

     5.   Exhibit A.  Exhibit A to the Agreement shall be replaced by the
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attached Exhibit A.
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     6.   Section 8(b)(i). Section 8(b)(i) shall be amended so that the $100,000
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basket shall not apply to the representation and warranty contained in Section
4(b).

     7.   No Other Changes. Other than the amendments referred to above, the
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Agreement shall continue without change in full force and effect. All capitalized terms not defined herein are used as defined in the Agreement.

     IN WITNESS WHEREOF, the parties have executed this First Amendment on the date first above written.


                              MASTER GRAPHICS, INC.

                              By: /s/ John P. Miller
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                              John P. Miller, Chairman


                              /s/ Walter P. McMullen
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                              Walter P. McMullen